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                                                                    EXHIBIT 23.4


                          Independent Auditors' Consent

The Board of Directors
CoreComm Limited:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                  /s/ KPMG LLP

St. Louis, Missouri
November 19, 1999